I

United States

Securities And Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2021

(Exact name of registrant as specified in its charter)

Delaware	000-10537	36-3143493
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

37 South River Street
Aurora, Illinois 60507
(Address of principal executive offices) (Zip code)

(630) 892-0202
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OSBC	The Nasdaq Stock Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 18, 2021, at the Old Second Bancorp, Inc. (the “Company”) annual meeting of stockholders (the “Annual Meeting”), the stockholders approved the Old Second Bancorp, Inc. 2019 Equity Incentive Plan (the “Plan”), as Amended and Restated, to increase the number of shares of common stock authorized for issuance under the plan by 1,200,000 shares, from 600,000 shares to 1,800,000 shares, which was previously adopted by the Board of Directors subject to stockholder approval. A description of the terms and conditions of the Plan is included in the Company’s definitive proxy statement for the Annual Meeting filed with the SEC on April 16, 2021 (the “Definitive Proxy Statement”), which description is incorporated herein by reference.  The summary of the Plan set forth in the Definitive Proxy Statement is not complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached as Appendix A to the Definitive Proxy Statement and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 18, 2021, the Company held its Annual Meeting. Of the 29,018,637 shares of common stock eligible to vote at the Annual Meeting, 24,912,760 shares were represented in person or by proxy, representing approximately 85.85% of the outstanding shares. At the Annual Meeting, the common stockholders elected Messrs. James Eccher, Barry Finn, Hugh McLean and James F. Tapscott as Class II directors to serve a term expiring in 2024, and voted on the three additional proposals listed below. Further detail on each of the matters voted on by the common stockholders is available in the Company’s Definitive Proxy Statement.

The final results of voting on each of the matters submitted to a vote of common stockholders during the Annual Meeting are as follows:

1)	Election of four Class II directors to serve a three-year term expiring in 2024 and until their respective successors are duly elected and qualified:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
James Eccher	21,771,204	384,185	12,931	2,744,440
Barry Finn	20,569,248	1,573,426	25,646	2,744,440
Hugh McLean	21,631,378	508,713	28,229	2,744,440
James F. Tapscott	21,936,761	203,330	28,229	2,744,440

2)	A non-binding, advisory vote, to approve the compensation of our named executive officers (the “say-on-pay” vote):

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,912,208	1,015,008	241,104	2,744,440

3)	A proposal to approve the Old Second Bancorp, Inc. 2019 Equity Incentive Plan, as Amended and Restated, to increase the number of shares of common stock authorized for issuance under the plan by 1,200,000 shares, from 600,000 shares to 1,800,000 shares;

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,349,492	1,707,999	110,829	2,744,440

4)	A proposal to ratify Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the year ended December 31, 2021:

6,814,346
Votes For	Votes Against	Abstentions	Broker Non-Votes
24,764,851	117,347	30,562	-

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/
OLD SECOND BANCORP, INC.

Dated: May 19, 2021	By:	/s/ Bradley S. Adams
Bradley S. Adams
Executive Vice President
and Chief Financial Officer

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